UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                February 25, 2004
                Date of report (Date of earliest event reported)

                               MedSolutions, Inc.
               (Exact Name of Registrant as Specified in Charter)

             Texas                         0-32995               75-2531556
(State or Other Jurisdiction of          (Commission           (IRS Employer
         Incorporation)                  File Number)        Identification No.)


                 12750 Merit Drive, Park Central VII, Suite 770
                               Dallas, Texas 75251
              (Address of Principal Executive Offices and Zip Code)

                                 (972) 931-2374
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

Item 6. Resignations of Registrant's Directors.

(a) Effective December 22, 2003, Don A. McAfee ("Dr. McAfee") resigned from the board of directors of MedSolutions, Inc. (the "Company"). On February 25, 2004, Dr. McAfee delivered a letter to the Company requesting that his resignation be disclosed. Dr. McAfee's resignation was due to his disagreement with the Company's operations, policies and practices.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c)      Exhibits. The following Exhibits are filed as part of this report:

         17.1 Letter requesting disclosure of resignation of Don A. McAfee dated February 25, 2004.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            MEDSOLUTIONS, INC.

Date: March 3, 2003                   By:   /s/ Sam Hicks
                                            ----------------------------
                                            Chief Financial Officer

                                INDEX TO EXHIBITS

17.1 Letter requesting disclosure of resignation of Don A. McAfee dated February 25, 2004.